                                                                    EXHIBIT 99.2

        Unaudited Supplemental Third Quarter 1999 Financial Information

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                  (Unaudited)



                                                                                   September 30,                  Variance
                                                                           ----------------------------    ------------------------
                                                                               1999            1998          Dollar      Percentage
                                                                           ------------    ------------    -----------   ----------
Assets                                                                                (Dollars in thousands)
  Cash and due from banks                                                  $  1,008,345    $    985,383    $    22,962        2.3 %
  Interest-bearing deposits at financial institutions                            41,983          26,356         15,627       59.3
  Federal funds sold and securities
    purchased under agreements to resell                                         84,222         190,432       (106,210)     (55.8)
  Trading account assets                                                        225,510         255,583        (30,073)     (11.8)
  Loans held for resale                                                         305,784         202,833        102,951       50.8
  Available for sale investment securities  (amortized cost: $7,966,492,
         and $8,057,815, respectively)                                        7,845,191       8,194,225       (349,034)      (4.3)
  Loans                                                                      21,398,942      20,354,926      1,044,016        5.1
    Less: Unearned income                                                       (33,028)        (37,425)         4,397       11.7
             Allowance for losses on loans                                     (358,721)       (361,005)         2,284        0.6
                                                                           ------------    ------------    -----------
        Net loans                                                            21,007,193      19,956,496      1,050,697        5.3
  Premises and equipment                                                        648,090         549,207         98,883       18.0
  Accrued interest receivable                                                   298,429         281,412         17,017        6.0
  FHA/VA claims receivable                                                      137,066         143,154         (6,088)      (4.3)
  Mortgage servicing rights                                                     120,223         104,307         15,916       15.3
  Goodwill and other intangibles                                                973,399         366,817        606,582      165.4
  Other assets                                                                  459,057         362,395         96,662       26.7
                                                                           ------------    ------------    -----------
        Total assets                                                       $ 33,154,492    $ 31,618,600    $ 1,535,892        4.9
                                                                           ============    ============    ===========

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                                    $  4,181,748    $  3,426,372    $   755,376       22.0
    Certificates of deposit of $100,000 and over                              2,190,474       2,869,220       (678,746)     (23.7)
    Other interest-bearing                                                   18,019,231      17,915,507        103,724        0.6
                                                                           ------------    ------------    -----------
        Total deposits                                                       24,391,453      24,211,099        180,354        0.7
  Short-term borrowings                                                       4,046,075       1,855,949      2,190,126      118.0
  Short and medium-term bank notes                                               75,000         105,000        (30,000)     (28.6)
  Federal Home Loan Bank advances                                               203,402         617,638       (414,236)     (67.1)
  Other long-term debt                                                          854,539       1,056,528       (201,989)     (19.1)
  Accrued interest, expenses, and taxes                                         232,180         277,916        (45,736)     (16.5)
  Other liabilities                                                             399,914         461,934        (62,020)     (13.4)
                                                                           ------------    ------------    -----------
        Total liabilities                                                    30,202,563      28,586,064      1,616,499        5.7
                                                                           ------------    ------------    -----------

  Commitments and contingent liabilities                                             --              --             --         --
  Shareholders' equity
    Convertible preferred stock                                                  21,718          24,501         (2,783)     (11.4)
    Common stock, $5 par value; 300,000,000 shares authorized;
       141,781,749 and  140,977,582 issued and outstanding,
       respectively                                                             708,909         704,888          4,021        0.6
    Additional paid-in capital                                                  770,642         678,319         92,323       13.6
    Retained earnings                                                         1,540,317       1,555,443        (15,126)      (1.0)
    Unearned compensation                                                       (12,868)        (15,550)         2,682       17.2
    Accumulated other comprehensive income-unrealized gain (loss) on
     available for sale securities, net                                         (76,789)         84,935       (161,724)        NM
                                                                           ------------    ------------    -----------
        Total shareholders' equity                                            2,951,929       3,032,536        (80,607)      (2.7)
                                                                           ------------    ------------    -----------
        Total liabilities and shareholders' equity                         $ 33,154,492    $ 31,618,600    $ 1,535,892        4.9
                                                                           ============    ============    ===========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                                    THREE MONTHS ENDED
                                                                        SEPTEMBER 30,                  VARIANCE
                                                                 ------------------------      -------------------------
                                                                   1999            1998         DOLLAR        PERCENTAGE
                                                                 ---------       --------      ---------      ----------
                                                                      (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                     $ 454,656       $460,363      $  (5,707)         (1.2)%
  Interest on investment securities
    Taxable                                                        105,720         94,671         11,049          11.7
    Tax-exempt                                                      17,481         16,785            696           4.1
  Interest on deposits at financial institutions                       879            204            675         330.9
  Interest on federal funds sold and securities
    purchased under agreements to resell                             1,104          3,730         (2,626)        (70.4)
  Interest on trading account assets                                 3,834          3,964           (130)         (3.3)
  Interest on loans held for resale                                  4,528          3,975            553          13.9
                                                                 ---------       --------      ---------
      Total interest income                                        588,202        583,692          4,510           0.8
                                                                 ---------       --------      ---------

INTEREST EXPENSE
  Interest on deposits                                             200,210        225,716        (25,506)        (11.3)
  Interest on short-term borrowings                                 39,315         20,362         18,953          93.1
  Interest on long-term debt                                        20,448         34,897        (14,449)        (41.4)
                                                                 ---------       --------      ---------
      Total interest expense                                       259,973        280,975        (21,002)         (7.5)
                                                                 ---------       --------      ---------

      NET INTEREST INCOME                                          328,229        302,717         25,512           8.4
PROVISION FOR LOSSES ON LOANS                                       20,365         51,222        (30,857)        (60.2)
                                                                 ---------       --------      ---------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                        307,864        251,495         56,369          22.4
                                                                 ---------       --------      ---------

NONINTEREST INCOME
  Service charges on deposit accounts                               44,273         40,126          4,147          10.3
  Mortgage banking revenue                                          23,506         23,763           (257)         (1.1)
  Bank card income                                                   7,906         10,706         (2,800)        (26.2)
  Factoring commissions                                              7,583          8,108           (525)         (6.5)
  Trust service income                                               4,241          6,565         (2,324)        (35.4)
  Profits and commissions from trading activities                    1,094          1,222           (128)        (10.5)
  Investment securities gains (losses)                              (1,224)         1,635         (2,859)           NM
  Other income                                                      35,703         32,658          3,045           9.3
                                                                 ---------       --------      ---------
      Total noninterest income                                     123,082        124,783         (1,701)         (1.4)
                                                                 ---------       --------      ---------

NONINTEREST EXPENSE
  Salaries and employee benefits                                   123,369        117,626          5,743           4.9
  Net occupancy expense                                             23,550         19,173          4,377          22.8
  Equipment expense                                                 20,024         18,708          1,316           7.0
  Goodwill and other intangible amortization                        15,040          7,622          7,418          97.3
  Other expense                                                     84,016        180,707        (96,691)        (53.5)
                                                                 ---------       --------      ---------
      Total noninterest expense                                    265,999        343,836        (77,837)        (22.6)
                                                                 ---------       --------      ---------

      EARNINGS BEFORE INCOME TAXES                                 164,947         32,442        132,505         408.4
Applicable income taxes                                             55,413         18,292         37,121         202.9
                                                                 ---------       --------      ---------
      NET EARNINGS                                               $ 109,534       $ 14,150      $  95,384         674.1
                                                                 =========       ========      =========

      NET EARNINGS APPLICABLE TO COMMON SHARES                   $ 109,101       $ 13,647      $  95,454         699.5
                                                                 =========       ========      =========

EARNINGS PER COMMON SHARE
    Basic                                                        $    0.77       $   0.10      $    0.67         665.3
    Diluted                                                           0.76           0.10           0.66         657.8

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                          142,557        140,739          1,818           1.3
    Diluted                                                        144,570        142,406          2,164           1.5

                           UNION PLANTERS CORPORATION

                        SUMMARY OF CONSOLIDATED RESULTS
                                  (UNAUDITED)


                                                                     THREE MONTHS ENDED
                                                                       SEPTEMBER 30,
                                                                 -------------------------
                                                                    1999            1998        VARIANCE      PERCENTAGE
                                                                 ---------       ---------     ---------      ----------
                                                                   (Dollars in thousands)

Interest income                                                  $ 588,202       $ 583,692     $   4,510           0.8 %
Interest expense                                                  (259,973)       (280,975)       21,002          (7.5)
                                                                 ---------       ---------     ---------
     NET INTEREST INCOME                                           328,229         302,717        25,512           8.4
PROVISION FOR LOSSES ON LOANS                                      (20,365)        (51,222)       30,857         (60.2)
                                                                 ---------       ---------     ---------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS       307,864         251,495        56,369          22.4
NONINTEREST INCOME
   Service charges on deposit accounts                              44,273          40,126         4,147          10.3
   Mortgage banking revenue                                         23,506          23,763          (257)         (1.1)
   Bank card income                                                  7,906          10,706        (2,800)        (26.2)
   Factoring commissions                                             7,583           8,108          (525)         (6.5)
   Trust service income                                              4,241           6,565        (2,324)        (35.4)
   Profits and commissions from trading activities                   1,094           1,222          (128)        (10.5)
   Other income                                                     34,720          32,661         2,059           6.3
                                                                 ---------       ---------     ---------
            Total noninterest income                               123,323         123,151           172           0.1
                                                                 ---------       ---------     ---------
NONINTEREST EXPENSE
   Salaries and employee benefits                                  123,369         117,626         5,743           4.9
   Net occupancy expense                                            23,550          19,173         4,377          22.8
   Equipment expense                                                20,024          18,708         1,316           7.0
   Goodwill and other intangibles amortization                      15,040           7,622         7,418          97.3
   Other expense                                                    83,756          87,676        (3,920)         (4.5)
                                                                 ---------       ---------     ---------
            Total noninterest expense                              265,739         250,805        14,934           6.0
                                                                 ---------       ---------     ---------

     EARNINGS BEFORE MERGER-RELATED CHARGES, OTHER
         SIGNIFICANT ITEMS, AND INCOME TAXES                       165,448         123,841        41,607          33.6

MERGER-RELATED CHARGES AND OTHER SIGNIFICANT ITEMS
   Net gain on sales of branches and other selected assets             983              (3)          986            NM
   Investment securities gains (losses)                             (1,224)          1,635        (2,859)           NM
   Merger-related expenses                                              --         (85,336)       85,336            NM
   Charter consolidation and other charges related to
     ongoing integration of operations                                  --          (7,360)        7,360            NM
   Other, net                                                         (260)           (335)           75         (22.4)
                                                                 ---------       ---------     ---------
     EARNINGS BEFORE INCOME TAXES                                  164,947          32,442       132,505         408.4
Applicable income taxes                                            (55,413)        (18,292)      (37,121)        202.9
                                                                 ---------       ---------     ---------
     NET EARNINGS                                                $ 109,534       $  14,150     $  95,384         674.1 %
                                                                 =========       =========     =========

NET EARNINGS                                                     $ 109,534       $  14,150     $  95,384         674.1 %
MERGER-RELATED CHARGES AND OTHER SIGNIFICANT
  ITEMS, NET OF TAXES                                                1,507          74,326       (72,819)        (98.0)
GOODWILL AND OTHER INTANGIBLES AMORTIZATION,
  NET OF TAXES                                                      13,941           7,049         6,892          97.8
                                                                 ---------       ---------     ---------
EARNINGS BEFORE MERGER-RELATED CHARGES,
  OTHER SIGNIFICANT ITEMS, AND GOODWILL AND
  OTHER INTANGIBLES AMORTIZATION, NET OF TAXES                   $ 124,982       $  95,525     $  29,457          30.8 %
                                                                 =========       =========     =========

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                                THREE MONTHS ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------------------
                                                                            1999                                 1998
                                                           -----------------------------------------------------------------------
                                                                           INTEREST    FTE                      INTEREST     FTE
                                                             AVERAGE        INCOME/   YIELD/       AVERAGE       INCOME/    YIELD/
                                                             BALANCE        EXPENSE    RATE        BALANCE       EXPENSE     RATE
                                                           ------------   ----------  ------    ------------   -----------  ------
ASSETS                                                                               (DOLLARS IN THOUSANDS)
  Interest-bearing deposits at
  financial institutions                                   $     85,019   $      879   4.10 %   $     28,518     $     204   2.84 %
Federal funds sold and securities
   purchased under agreements to resell                          94,312        1,104   4.64          259,734         3,730   5.70
Trading account assets                                          231,917        3,834   6.56          250,228         3,964   6.28
Investment securities (1) (2)
  Taxable securities                                          6,666,613      105,720   6.29        6,246,353        94,671   6.01
  Tax-exempt securities                                       1,321,480       25,691   7.71        1,195,011        23,155   7.69
                                                           ------------   ----------            ------------   -----------
     Total investment securities                              7,988,093      131,411   6.53        7,441,364       117,826   6.28

Loans, net of unearned income (1), (3), (4)                  21,467,801      460,577   8.51       20,586,515       465,607   8.97
                                                           ------------   ----------            ------------   -----------
     TOTAL EARNING ASSETS (1), (2), (3), (4)                 29,867,142      597,805   7.94       28,566,359       591,331   8.21
                                                                          ----------                           -----------
Cash and due from banks                                         965,325                              867,529
Premises and equipment                                          624,552                              547,072
Allowance for losses on loans                                  (361,829)                            (347,948)
Goodwill and other intangibles                                  940,256                              286,679
Other assets                                                  1,083,535                              964,130
                                                           ------------                         ------------
     TOTAL ASSETS                                          $ 33,118,981                         $ 30,883,821
                                                           ============                         ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
  Money market accounts                                    $  4,502,475       31,514   2.78 %   $  3,132,536        31,012   3.93 %
  Savings deposits                                            4,618,517       24,348   2.09        4,500,687        24,220   2.14
  Certificates of deposit of
    $100,000 and over                                         2,251,806       28,781   5.07        2,849,249        42,677   5.94
  Other time deposits                                         9,434,587      115,567   4.86        9,487,637       127,807   5.34
  Short-term borrowings
    Federal funds purchased and securities sold under
    agreements to repurchase                                  2,040,452       24,261   4.72        1,542,373        19,630   5.05
    Other                                                     1,126,624       15,054   5.30           69,411           732   4.18
  Long-term debt
    Federal Home Loan Bank advances                             204,522        2,682   5.20          933,519        12,703   5.40
    Subordinated capital notes                                  477,066        7,783   6.47          478,433         7,722   6.40
    Medium-term bank notes                                       91,304        1,537   6.68          121,304         2,020   6.61
    Trust preferred securities                                  199,031        4,128   8.23          198,996         4,128   8.23
    Other                                                       197,842        4,318   8.66          364,565         8,324   9.06
                                                           ------------   ----------            ------------   -----------
       TOTAL INTEREST-BEARING LIABILITIES                    25,144,226      259,973   4.10       23,678,710       280,975   4.71
  Noninterest-bearing demand deposits                         4,262,360                            3,530,530
                                                           ------------   ----------            ------------   -----------
       TOTAL SOURCES OF FUNDS                                29,406,586      259,973               27,209,240      280,975
                                                                          ----------                           -----------
  Other liabilities                                             691,412                               710,419
  Shareholders' equity
    Preferred stock                                              21,945                                26,565
    Common equity                                             2,999,038                             2,937,597
                                                           ------------                          ------------
       Total shareholders' equity                             3,020,983                             2,964,162
                                                           ------------                          ------------
       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $ 33,118,981                          $ 30,883,821
                                                           ============                          ============
  NET INTEREST INCOME (1)                                                 $  337,832                           $   310,356
                                                                          ==========                           ===========
  INTEREST RATE SPREAD (1)                                                             3.84 %                                3.50 %
                                                                                       ====                                  ====
  NET INTEREST MARGIN (1)                                                              4.49 %                                4.31 %
                                                                                       ====                                  ====

  TAXABLE-EQUIVALENT ADJUSTMENTS
            Loans                                                         $    1,393                           $     1,269
            Securities                                                         8,210                                 6,370
                                                                          ==========                           ===========
                      Total                                               $    9,603                           $     7,639
                                                                          ==========                           ===========

------------------

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4) Includes loans on nonaccrual status.

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                  (UNAUDITED)


                                                                 NINE MONTHS ENDED
                                                                    SEPTEMBER 30,                        VARIANCE
                                                         ------------------------------        -----------------------------
                                                             1999              1998               DOLLAR          PERCENTAGE
                                                         ------------      ------------        ------------       ----------
                                                            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                             $  1,300,762      $  1,388,301        $   (87,539)           (6.3)%
  Interest on investment securities
    Taxable                                                   319,818           274,309             45,509            16.6
    Tax-exempt                                                 52,574            45,709              6,865            15.0
  Interest on deposits at financial institutions                2,316             1,231              1,085            88.1
  Interest on federal funds sold and securities
    purchased under agreements to resell                        2,936            15,398            (12,462)          (80.9)
  Interest on trading account assets                           11,363             9,787              1,576            16.1
  Interest on loans held for resale                            18,319             9,912              8,407            84.8
                                                         ------------      ------------        -----------
      Total interest income                                 1,708,088         1,744,647            (36,559)           (2.1)
                                                         ------------      ------------        -----------

INTEREST EXPENSE
  Interest on deposits                                        619,510           668,154            (48,644)           (7.3)
  Interest on short-term borrowings                            84,657            58,475             26,182            44.8
  Interest on long-term debt                                   68,406           104,725            (36,319)          (34.7)
                                                         ------------      ------------        -----------
      Total interest expense                                  772,573           831,354            (58,781)           (7.1)
                                                         ------------      ------------        -----------

      NET INTEREST INCOME                                     935,515           913,293             22,222             2.4
PROVISION FOR LOSSES ON LOANS                                  54,384           127,472            (73,088)          (57.3)
                                                         ------------      ------------        -----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                   881,131           785,821             95,310            12.1
                                                         ------------      ------------        -----------

NONINTEREST INCOME
  Service charges on deposit accounts                         125,663           115,636             10,027             8.7
  Mortgage banking revenue                                     75,208            67,032              8,176            12.2
  Bank card income                                             18,949            31,124            (12,175)          (39.1)
  Factoring commissions                                        22,014            22,849               (835)           (3.7)
  Trust service income                                         17,955            19,296             (1,341)           (6.9)
  Profits and commissions from trading activities               2,958             4,653             (1,695)          (36.4)
  Investment securities gains (losses)                          1,968           (15,095)            17,063              NM
  Other income                                                125,337           125,472               (135)           (0.1)
                                                         ------------      ------------        -----------
      Total noninterest income                                390,052           370,967             19,085             5.1
                                                         ------------      ------------        -----------

NONINTEREST EXPENSE
  Salaries and employee benefits                              376,470           347,893             28,577             8.2
  Net occupancy expense                                        65,461            55,698              9,763            17.5
  Equipment expense                                            59,262            53,135              6,127            11.5
  Goodwill and other intangibles amortization                  40,188            20,084             20,104           100.1
  Other expense                                               257,866           361,147           (103,281)          (28.6)
                                                         ------------      ------------        -----------
      Total noninterest expense                               799,247           837,957            (38,710)           (4.6)
                                                         ------------      ------------        -----------

      EARNINGS BEFORE INCOME TAXES                            471,936           318,831            153,105            48.0
Applicable income taxes                                       159,288           120,816             38,472            31.8
                                                         ------------      ------------        -----------
      NET EARNINGS                                       $    312,648      $    198,015        $   114,633            57.9
                                                         ============      ============        ===========

      NET EARNINGS APPLICABLE TO COMMON SHARES           $    311,311      $    196,411        $   114,900            58.5
                                                         ============      ============        ===========

EARNINGS PER COMMON SHARE
    Basic                                                $       2.19      $       1.42        $      0.76            53.8
    Diluted                                                      2.16              1.39               0.77            55.1

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                     142,464           138,267              4,197             3.0
    Diluted                                                   144,680           142,714              1,966             1.4

                           UNION PLANTERS CORPORATION
                        SUMMARY OF CONSOLIDATED RESULTS
                                  (UNAUDITED)


                                                                         NINE MONTHS ENDED
                                                                            SEPTEMBER 30,
                                                                  -----------------------------
                                                                      1999              1998            VARIANCE       PERCENTAGE
                                                                  -----------       -----------       -----------      ----------
                                                                      (Dollars in thousands)

Interest income                                                   $ 1,708,088       $ 1,744,647       $   (36,559)         (2.1)%
Interest expense                                                     (772,573)         (831,354)           58,781          (7.1)
                                                                  -----------       -----------       -----------
     NET INTEREST INCOME                                              935,515           913,293            22,222           2.4
PROVISION FOR LOSSES ON LOANS                                         (54,384)         (127,472)           73,088         (57.3)
                                                                  -----------       -----------       -----------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS          881,131           785,821            95,310          12.1
NONINTEREST INCOME
   Service charges on deposit accounts                                125,663           115,636            10,027           8.7
   Mortgage banking revenue                                            75,208            67,032             8,176          12.2
   Bank card income                                                    18,949            31,124           (12,175)        (39.1)
   Factoring commissions                                               22,014            22,849              (835)         (3.7)
   Trust service income                                                17,955            19,296            (1,341)         (6.9)
   Profits and commissions from trading activities                      2,958             4,653            (1,695)        (36.4)
   Other income                                                       105,377            97,675             7,702           7.9
                                                                  -----------       -----------       -----------
            Total noninterest income                                  368,124           358,265             9,859           2.8
                                                                  -----------       -----------       -----------
NONINTEREST EXPENSE
   Salaries and employee benefits                                     376,470           347,893            28,577           8.2
   Net occupancy expense                                               65,461            55,698             9,763          17.5
   Equipment expense                                                   59,262            53,135             6,127          11.5
   Goodwill and other intangibles amortization                         40,188            20,084            20,104         100.1
   Other expense                                                      257,345           251,090             6,255           2.5
                                                                  -----------       -----------       -----------
            Total noninterest expense                                 798,726           727,900            70,826           9.7
                                                                  -----------       -----------       -----------

     EARNINGS BEFORE MERGER-RELATED CHARGES, OTHER
         SIGNIFICANT ITEMS, AND INCOME TAXES                          450,529           416,186            34,343           8.3

MERGER-RELATED CHARGES AND OTHER SIGNIFICANT ITEMS
   Gain on sale of the credit card portfolio                            3,268                --             3,268            NM
   Gain on securitization and sale of FHA/VA loans                      5,317            19,605           (14,288)        (72.9)
   Gain on sale of ARM loans                                            5,041                --             5,041            NM
   Gain on sale of corporate trust business                             2,417                --             2,417            NM
   Net gain on sales of branches and other selected assets              3,917             8,187            (4,270)        (52.2)
   Investment securities gains (losses)                                 1,968           (15,095)           17,063            NM
   Merger-related expenses                                                 --          (103,671)          103,671            NM
   Charter consolidation and other charges related to
     ongoing integration of operations                                     --            (8,055)            8,055            NM
   Other, net                                                            (521)            1,674            (2,195)           NM
                                                                  -----------       -----------       -----------
     EARNINGS BEFORE INCOME TAXES                                     471,936           318,831           153,105          48.0
Applicable income taxes                                              (159,288)         (120,816)          (38,472)         31.8
                                                                  ===========       ===========       ===========
     NET EARNINGS                                                 $   312,648       $   198,015       $   114,633          57.9 %
                                                                  ===========       ===========       ===========

NET EARNINGS                                                      $   312,648       $   198,015       $   114,633          57.9 %
MERGER-RELATED CHARGES AND OTHER SIGNIFICANT
  ITEMS, NET OF TAXES                                                 (13,080)           80,929           (94,009)           NM
GOODWILL AND OTHER INTANGIBLES AMORTIZATION,
  NET OF TAXES                                                         34,498            18,889            15,609          82.6
                                                                  -----------       -----------       -----------
EARNINGS BEFORE MERGER-RELATED CHARGES,
  OTHER SIGNIFICANT ITEMS, AND GOODWILL AND
  OTHER INTANGIBLES AMORTIZATION, NET OF TAXES                    $   334,066       $   297,833       $    36,233          12.2 %
                                                                  ===========       ===========       ===========

                                                                                  NINE MONTHS ENDED SEPTEMBER 30,
                                                             -------------------------------------------------------------------
                                                                             1999                                1998
                                                             -------------------------------------------------------------------
                                                                           INTEREST     FTE                    INTEREST     FTE

                                                                AVERAGE    INCOME/     YIELD/      AVERAGE     INCOME/     YIELD/

                                                                BALANCE    EXPENSE      RATE       BALANCE     EXPENSE      RATE
                                                             ------------  -----------------    ------------   -----------------
                                                                                      (DOLLARS IN THOUSANDS)
ASSETS
        Interest-bearing deposits at
          financial institutions                             $     78,904  $    2,316   3.92 %  $     34,403   $    1,231   4.78 %
        Federal funds sold and securities
               purchased under agreements to resell                82,131       2,936   4.78         370,991       15,398   5.55
        Trading account assets                                    242,300      11,363   6.27         203,998        9,787   6.41
        Investment securities (1) (2)
          Taxable securities                                    6,941,227     319,818   6.16       5,870,966      274,309   6.25
          Tax-exempt securities                                 1,321,441      77,428   7.83       1,071,608       65,751   8.20
                                                               ----------   ---------           ------------   ----------
                 Total investment securities                    8,262,668     397,246   6.43       6,942,574      340,060   6.55

        Loans, net of unearned income (1), (3), (4)            20,949,727   1,322,882   8.44      20,616,015    1,402,700   9.10
                                                               ----------   ---------           ------------   ----------
                 TOTAL EARNING ASSETS (1), (2), (3), (4)       29,615,730   1,736,743   7.84      28,167,981    1,769,176   8.40
                                                                            ---------                          ----------
        Cash and due from banks                                 1,018,114                            921,559
        Premises and equipment                                    591,106                            542,312
        Allowance for losses on loans                            (351,376)                          (336,950)
        Goodwill and other intangibles                            718,163                            252,443
        Other assets                                            1,230,349                            979,982
                                                             ------------                       ------------
                 TOTAL ASSETS                                $ 32,822,086                       $ 30,527,327
                                                             ============                       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
        Money market accounts                                $  4,133,379      94,241   3.05 %  $  3,139,526       91,190   3.88 %
        Savings deposits                                        4,818,180      70,413   1.95       4,377,164       72,132   2.20
        Certificates of deposit of
        $100,000 and over                                       2,342,882      92,277   5.27       2,842,473      124,668   5.86
        Other time deposits                                     9,712,950     362,579   4.99       9,397,339      380,164   5.41
        Short-term borrowings
          Federal funds purchased and securities sold under
          agreements to repurchase                              1,951,404      66,002   4.52       1,433,903       54,571   5.09
          Other                                                   474,220      18,655   5.26          75,832        3,904   6.88
        Long-term debt
          Federal Home Loan Bank advances                         335,014      12,633   5.04       1,063,988       41,521   5.22
          Subordinated capital notes                              479,200      23,337   6.51         398,862       20,338   6.82
          Medium-term bank notes                                  100,385       5,060   6.74         130,384        6,492   6.66
          Trust preferred securities                              199,022      12,383   8.32         198,987       12,384   8.32
          Other                                                   253,021      14,993   7.92         345,363       23,990   9.29
                                                             ------------  ----------           ------------   ----------
                 TOTAL INTEREST-BEARING LIABILITIES            24,799,657     772,573   4.17      23,403,821      831,354   4.75
        Noninterest-bearing demand deposits                     4,347,165          --              3,507,533           --
                                                             ------------  ----------           ------------   ----------
                 TOTAL SOURCES OF FUNDS                        29,146,822     772,573             26,911,354      831,354
                                                                           ----------                          ----------
       Other liabilities                                          682,362                            695,743
        Shareholders' equity
          Preferred stock                                          22,609                             34,380
          Common equity                                         2,970,293                          2,885,850
                                                             ------------                       ------------
                 Total shareholders' equity                     2,992,902                          2,920,230
                                                             ------------                       ------------
                 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $ 32,822,086                       $ 30,527,327
                                                             ============                       ============
        NET INTEREST INCOME (1)                                            $  964,170                          $  937,822
                                                                           ==========                          ==========
        INTEREST RATE SPREAD (1)                                                        3.67 %                              3.65 %
                                                                                        ====                                ====
        NET INTEREST MARGIN (1)                                                         4.35 %                              4.45 %
                                                                                        ====                                ====
        TAXABLE-EQUIVALENT ADJUSTMENTS
                  Loans                                                    $    3,801                          $    4,487
                  Securities                                                   24,854                              20,042
                                                                           ----------                          ----------
                                Total                                      $   28,655                          $   24,529
                                                                           ==========                          ==========

-----------------------------------------------------------

(1) Taxable-equivalent yields are calculated assuming a 35% Federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4) Includes loans on nonaccrual status.